                                                                   EXHIBIT 10.4

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                              FRESH AMERICA CORP.

                         -----------------------------

                         SECURITIES PURCHASE AGREEMENT

                         -----------------------------




                           DATED AS OF APRIL 15, 2000


               50,000 SHARES SERIES C CUMULATIVE PREFERRED STOCK

               420,651 SERIES B WARRANTS TO PURCHASE COMMON STOCK




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






SECTION 1.        PURCHASE AND SALE OF SECURITIES.................................................................1

   1.1   ISSUE OF SECURITIES BY THE COMPANY.......................................................................1
   1.2   THE CLOSING..............................................................................................2
   1.3   ALLOCATION OF TAX BASIS..................................................................................3

SECTION 2.        WARRANTIES AND REPRESENTATIONS OF THE COMPANY...................................................3

   2.1   FINANCIAL STATEMENTS; DEBT; MATERIAL ADVERSE CHANGE......................................................3
   2.2   SUBSIDIARIES AND AFFILIATES..............................................................................5
   2.3   TITLE TO PROPERTIES......................................................................................5
   2.4   TAXES....................................................................................................6
   2.5   PENDING LITIGATION.......................................................................................6
   2.6   CORPORATE ORGANIZATION AND AUTHORITY.....................................................................7
   2.7   CHARTER INSTRUMENTS, OTHER AGREEMENTS....................................................................7
   2.8   RESTRICTIONS ON THE COMPANY..............................................................................7
   2.9   COMPLIANCE WITH LAW......................................................................................8
   2.10     PENSION PLANS.........................................................................................8
   2.11     ENVIRONMENTAL COMPLIANCE.............................................................................10
   2.12     DUE AUTHORIZATION; ENFORCEABILITY; DUE ISSUANCE, ETC.................................................10
   2.13     GOVERNMENTAL CONSENT TO SALE OF PURCHASED SECURITIES.................................................12
   2.14     HART-SCOTT-RODINO COMPLIANCE.........................................................................13
   2.15     NO DEFAULTS..........................................................................................13
   2.16     PRIVATE OFFERING OF PURCHASED SECURITIES.............................................................13
   2.17     USE OF PROCEEDS......................................................................................14
   2.18     CAPITALIZATION.......................................................................................14
   2.19     SOLVENCY.............................................................................................15
   2.20     FULL DISCLOSURE......................................................................................16

SECTION 3.        REPRESENTATIONS OF THE PURCHASERS..............................................................16

   3.1   PURCHASE FOR INVESTMENT.................................................................................16
   3.2   ERISA...................................................................................................16

SECTION 4.        CLOSING CONDITIONS.............................................................................18

   4.1   OPINIONS OF COUNSEL.....................................................................................18
   4.2   WARRANTIES AND REPRESENTATIONS TRUE; COMPLIANCE.........................................................19
   4.3   OFFICERS' CERTIFICATES..................................................................................19
   4.4   ORGANIC DOCUMENTS.......................................................................................19
   4.5   LEGALITY................................................................................................20
   4.6   FINANCING DOCUMENTS.....................................................................................20
   4.7   RESERVATION OF SHARES...................................................................................21
   4.8   CERTAIN CONSENTS........................................................................................21
   4.9   PRIVATE PLACEMENT NUMBERS...............................................................................22
   4.10     FEES AND EXPENSES....................................................................................22
   4.11     OTHER PURCHASERS.....................................................................................22
   4.12     PROCEEDINGS SATISFACTORY.............................................................................22

SECTION 5.        INTERPRETATION OF THIS AGREEMENT...............................................................23

   5.1   TERMS DEFINED...........................................................................................23
   5.2   OTHER DEFINITIONS.......................................................................................26
   5.3   SECTION HEADINGS AND TABLE OF CONTENTS AND CONSTRUCTION.................................................27
   5.4   GOVERNING LAW...........................................................................................27

SECTION 6.        MISCELLANEOUS..................................................................................27

   6.1   COMMUNICATIONS..........................................................................................27





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
   6.2   REPRODUCTION OF DOCUMENTS...............................................................................28
   6.3   SURVIVAL................................................................................................28
   6.4   SUCCESSORS AND ASSIGNS..................................................................................29
   6.5   AMENDMENT AND WAIVER....................................................................................29
   6.6   EXPENSES................................................................................................29
   6.7   WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; ETC......................................................29
   6.8   INDEMNIFICATION OF EACH PURCHASER.......................................................................31
   6.9   ENTIRE AGREEMENT........................................................................................31
   6.10     EXECUTION IN COUNTERPART.............................................................................32


Annex 1  -        Information as to Purchasers
Annex 2  -        Payment Instructions; Address of Company for Notices
Annex 3  -        Information as to Company


Exhibit 1.1(a)    -        Form of Certificate of Designation
Exhibit 1.1(b)    -        Form of Amended and Restated Warrant Agreement
Exhibit 4.1(a)    -        Form of Opinion of Company Counsel
Exhibit 4.1(b)    -        Form of Opinion of Purchasers' Counsel
Exhibit 4.3(a)    -        Form of Officers' Certificate
Exhibit 4.3(b)    -        Form of Secretary's Certificate - Company
Exhibit 4.3(c)    -        Form of Secretary's Certificate - Guarantors
Exhibit 4.6(a)    -        Form of Amended and Restated Note Agreement
Exhibit 4.6(e)    --       Form of Amended and Restated Guarantee



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                              FRESH AMERICA CORP.

                         SECURITIES PURCHASE AGREEMENT

               50,000 SHARES SERIES C CUMULATIVE PREFERRED STOCK

               420,651 SERIES B WARRANTS TO PURCHASE COMMON STOCK



                                                     Dated as of April 15, 2000


To the Purchaser Listed on
Annex 1 attached hereto

Ladies and Gentlemen:

         FRESH AMERICA CORP. (together with any successors and assigns who become such in accordance herewith, the "COMPANY"), a Texas corporation, hereby agrees with you as set forth below.

SECTION  1. PURCHASE AND SALE OF SECURITIES.

         1.1      ISSUE OF SECURITIES BY THE COMPANY.

                  (a) ISSUE OF CUMULATIVE PREFERRED STOCK. The Company will authorize the issue of Fifty Thousand (50,000) shares of its Series C Cumulative Redeemable Preferred Stock, par value $1.00 per share (all such stock, whether initially issued, or issued in exchange or substitution for, any such stock, in each case in accordance with the Certificate of Designation, collectively, the "CUMULATIVE PREFERRED STOCK"). The Cumulative Preferred Stock shall have a stated value of One Hundred Dollars ($100) per share and shall be issued pursuant to, and shall have the terms as provided in, the Certificate of Designation substantially in the form of Exhibit 1.1(a) (the "CERTIFICATE OF DESIGNATION").

                  (b) ISSUE OF WARRANTS. The Company will authorize the issue of an aggregate of Four Hundred Twenty Thousand Six Hundred Fifty-One (420,651) Series B Warrants (the "SERIES B WARRANTS") to purchase shares of Common Stock. The Series B Warrants shall be issued pursuant to an Amended and Restated Warrant Agreement dated as of April 15, 2000 (as may be amended, restated or otherwise modified from time to time, the "AMENDED AND RESTATED WARRANT AGREEMENT") in the form of Exhibit 1.1(b). The certificates representing the Series B Warrants (the "SERIES B WARRANT CERTIFICATES") shall be in the form of Attachment B to the Amended and Restated Warrant Agreement, and the Series B Warrants shall have the terms provided in the Series B Warrant Certificates and the Amended and Restated Warrant Agreement.

         1.2      THE CLOSING.

                  (a) PURCHASE AND SALE OF PURCHASED SECURITIES. The Company hereby agrees to sell to you and you hereby agree to purchase from the Company, in accordance with the provisions hereof, the aggregate number of shares of Series C Cumulative Preferred Stock set forth below your name on Annex 1 and the aggregate number of Series B Warrants set forth below your name on Annex 1, at an aggregate purchase price for such Series C Cumulative Preferred Stock and Series B Warrants equal to one hundred percent (100%) of the Stated Value of the Cumulative Preferred Stock to be purchased.

                  (b) THE CLOSING. The closing (the "CLOSING") of the sale of the Purchased Securities will be held at 10:00 a.m., local time, on April 28, 2000, or such other time and date as the Other Purchasers, the Company and you shall agree (the "CLOSING DATE"), at the offices of Bingham Dana LLP, One State Street, Hartford, Connecticut 06103. At the Closing:

                      (i) the Company will deliver to you one or more certificates evidencing the shares of the Series C Cumulative Preferred Stock (as set forth below your name on Annex 1), in the denominations indicated on Annex 1, in the aggregate principal amount of your purchase, dated the Closing Date and registered in the name of the holder indicated on Annex 1; and

                      (ii) the Company will deliver to you one or more Series B
                  Warrant Certificates (as set forth below your name on Annex
                  1), representing the number of Series B Warrants indicated on such Annex 1, and registered in the name of the holder indicated on Annex 1;

         against payment by federal funds wire transfer in immediately available funds of the purchase price therefor, as directed by the Company on Annex 2, which shall be an account at a bank located in the United States of America.

                  (c) OTHER PURCHASERS. Contemporaneously with the execution and delivery hereof, the Company is entering into a separate Securities Purchase




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         Agreement identical (except for the name and signature of the purchaser) to this Agreement (this Agreement and such other separate Securities Purchase Agreements, each as from time to time amended or modified, being herein sometimes referred to as the "SECURITIES PURCHASE AGREEMENTS") with each other purchaser (individually, an "OTHER PURCHASER," and collectively, the "OTHER PURCHASERS") listed on Annex 1, providing for the sale to each Other Purchaser of the Purchased Securities set forth below its name on such Annex. The sales of the Purchased Securities to you and to each Other Purchaser are separate sales.

         1.3      ALLOCATION OF TAX BASIS.

         You and the Company agree, for accounting and income tax purposes, and all purposes hereunder, of the Five Million Dollar ($5,000,000) aggregate purchase price for the Purchased Securities, Four Million Nine Hundred Ninety-Five Thousand Seven Hundred Ninety-Three and 49/100 Dollars ($4,995,793.49) shall be allocated to the purchase price of the Cumulative Preferred Stock and Four Thousand Two Hundred Six and 51/100 Dollars ($4,206.51) shall be allocated to the purchase price of the Series B Warrants. You and the Company agree to use the foregoing as your basis in the Cumulative Preferred Stock and the Series B Warrants for all United States federal, state and local income tax purposes with respect to the transactions contemplated hereby and by the other Financing Documents.

SECTION  2. WARRANTIES AND REPRESENTATIONS OF THE COMPANY

         To induce you to enter into this Agreement and to purchase and pay for the Purchased Securities to be delivered to you at each Closing, the Company warrants and represents, as of the Closing Date, as follows:

         2.1      FINANCIAL STATEMENTS; DEBT; MATERIAL ADVERSE CHANGE.

                  (a) FINANCIAL STATEMENTS. The Company has provided you with the financial statements of the Company described on Part 2.1(a) of Annex 3. Such financial statements present fairly in all material respects the financial position of the Company and the Subsidiaries on a consolidated basis as of the respective dates specified in such Part and the results of their consolidated operations and cash flows for the respective periods so specified in conformity with GAAP applied on a consistent basis throughout the periods involved.

                  (b) DEBT. PART 2.1(b) OF ANNEX 3 lists, after giving effect to the transactions contemplated hereby and by the other Financing Documents, all


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         Debt of the Company and the Subsidiaries which has either an outstanding principal amount or, in the case of a revolving credit or similar facility, a commitment or commitments, of One Million Dollars ($1,000,000) or more, and provides the following information with respect to each item of such Debt: the obligor, each guarantor thereof and each other Person similarly liable in respect thereof, the holder thereof, the outstanding amount as of March 31, 2000, the current portion of the outstanding amount as at such date, the final maturity, required sinking fund payments, and a description of the collateral securing such Debt.

                  (c) LIENS. PART 2.1(c) OF ANNEX 3 lists, after giving effect to the transactions contemplated hereby and by the other Financing Documents, all Liens securing Debt of the Company and the Subsidiaries which has either an outstanding principal amount or, in the case of a revolving credit or similar facility, a commitment or commitments, of One Million Dollars ($1,000,000) or more, and provides the following information with respect to each Lien: the holder thereof, the Debt or other obligations secured by such Lien, the outstanding amount thereof and a description of the collateral.

                  (d) CONTINGENT OBLIGATIONS. There are no Guaranties or other contingent obligations in respect of which disclosure is required, or for which provisions are required to be made, in the consolidated financial statements of the Company and the Subsidiaries in accordance with GAAP, other than those so disclosed, and for which such provision has been made, in the financial statements of the Company previously delivered to you.

                  (e) MATERIAL ADVERSE CHANGE. Except as set forth in the 1999 Form 10-K or in PART 2.1(e) OF ANNEX 3, since December 31, 1999, there has been no change in the business, operations, profits, financial condition, Properties or business prospects of the Company and the Subsidiaries, except changes that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (f) PROJECTIONS. The Company has delivered to you projected financial statements of the Company contained in PART 2.1(f) OF ANNEX 3 (collectively, the "PROJECTIONS"). The assumptions used in preparation of the Projections were reasonable when made. Such Projections were prepared by the executive and financial personnel of the Company and the Subsidiaries in the light of the business of the Company and the Subsidiaries. Such Projections were prepared in good faith, had a reasonable basis and represented the good faith opinion of the Company as to the projected results of the operations of the Company and the Subsidiaries as of the date thereof.



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         2.2      SUBSIDIARIES AND AFFILIATES.

                  (a) OWNERSHIP OF SUBSIDIARIES. PART 2.2(a) OF ANNEX 3 sets forth for each Subsidiary:

                      (i)   its full legal name;

                      (ii)  its jurisdiction of incorporation or organization;

                      (iii) the percentage of the Voting Stock of which is held
                  by the Company and each other Subsidiary.

                  (b) AFFILIATES. PART 2.2(b) OF ANNEX 3 sets forth the name of each Affiliate (other than members of the families of officers and directors of the Company) and the nature of the affiliation of such Affiliate.

                  (c) IDENTIFICATION OF CERTAIN SUBSIDIARIES. PART 2.2(c) OF ANNEX 3 sets forth the identity of each Subsidiary which is liable (as a guarantor, borrower, co-obligor or otherwise) in respect of any of the obligations of the Company under the Senior Credit Agreement, as in effect on the Closing Date.

         2.3      TITLE TO PROPERTIES.

                  (a) GENERAL. Each of the Company and the Subsidiaries has good and marketable title to all of the Property reflected in the most recent balance sheet referred to in Section 2.1 (except as sold or otherwise disposed of in the ordinary course of business), free from Liens not otherwise permitted by provisions of the Amended and Restated Note Agreement. Each of the Company and the Subsidiaries has maintained and kept, or caused to be maintained and kept, its respective properties in good repair, working order and condition (ordinary wear and tear excepted), so that the business to be carried on in connection therewith may be properly conducted at all times.

                  (b) LEASES. All leases necessary for the conduct of the business of the Company and the Subsidiaries are valid and subsisting and are in full force and effect, except for such failures to be valid and subsisting that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect. Each lease of real Property grants to the Company or the Subsidiary party thereto the right to the quiet enjoyment of the premises leased thereunder during the term thereof.

                  (c) INTELLECTUAL PROPERTY. Each of the Company and the Subsidiaries owns, possesses or has the right to use all of the licenses,




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         permits, franchises, patents, copyrights, trademarks, service marks and trade names necessary for the present and currently planned future conduct of its business, without any known conflict with the rights of others, except for such failures to own, possess, or have the right to use, that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect.

         2.4      TAXES.

                  (a) RETURNS FILED; TAXES PAID. All material tax returns required to be filed by the Company, any Subsidiary and each other Person with which the Company or any Subsidiary files or has filed a consolidated return in any jurisdiction have in fact been filed on a timely basis. All taxes, assessments, fees and other governmental charges upon the Company and any such Person, and upon any of their respective Properties, income or franchises, that are due and payable have been paid, except for such failures to pay that, in the aggregate for all such Persons, could not reasonably be expected to have a Material Adverse Effect. Except for the tax matters set forth on PART
         2.4 OF ANNEX 3, the Company knows of no proposed additional tax assessment against it or any such Person that could reasonably be expected to have a Material Adverse Effect.

                  (b) BOOK PROVISIONS ADEQUATE. The amount of the liability for taxes reflected in each of the statements of financial condition referred to in Section 2.1(a) is in each case an adequate provision in all material respects for taxes as of the dates of such statements of financial condition (including, without limitation, any payment due pursuant to any tax sharing agreement) as are or may become payable by any one or more of the Company and the other Persons consolidated with the Company in such financial statements in respect of all tax periods ending on or prior to such dates.

         2.5      PENDING LITIGATION.

                  (a) PENDING LITIGATION. There are no proceedings, actions or investigations pending or threatened, against or affecting the Company or any of the Subsidiaries in any court or before any Governmental Authority or arbitration board or tribunal that, in the aggregate for all such proceedings, actions and investigations, could reasonably be expected to have a Material Adverse Effect.

                  (b) NO VIOLATIONS. Neither the Company nor any Subsidiary is in violation of any judgment, order, writ, injunction or decree of any court, Governmental Authority, arbitration board or tribunal that, in the aggregate



                                      -6-
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         for all such violations, could reasonably be expected to have a
         Material Adverse Effect.

         2.6      CORPORATE ORGANIZATION AND AUTHORITY.

         Each of the Company and each Subsidiary:

                  (a) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                  (b) has all corporate power and authority necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted;

                  (c) has all licenses, certificates, permits, franchises and other governmental authorizations necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, except where the failure to have such licenses, certificates, permits, franchises and other governmental authorizations, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect; and

                  (d) has duly qualified or has been duly licensed, and is authorized to do business and is in good standing, as a foreign corporation, in each state in the United States of America and in each other jurisdiction where it is required to do so, except where the failure to be so qualified or licensed and authorized and in good standing, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect.

         2.7      CHARTER INSTRUMENTS, OTHER AGREEMENTS.

         Neither the Company is nor any Subsidiary is in violation in any respect of:

                  (a) any term of any charter instrument or bylaw; or

                  (b) any term in any agreement or other instrument to which it is a party or by which it or any of its Property may be bound, except for such violations that, in the aggregate for all such violations, could not reasonably be expected to have a Material Adverse Effect.

         2.8      RESTRICTIONS ON THE COMPANY.

         Neither the Company nor any Subsidiary:



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                  (a) is a party to any contract or agreement, or subject to any charter or other corporate restriction that, in the aggregate for all such contracts, agreements, and charter and corporate restrictions, is reasonably likely to have a Material Adverse Effect;

                  (b) is a party to any contract or agreement that restricts its right or ability to incur Debt or to issue Rights of the Company, as the case may be, other than the Financing Documents and the agreements listed on PART 2.8(b) OF ANNEX 3, none of which restricts the issuance and sale of the Series C Cumulative Preferred Stock or the Series B Warrants or the execution and delivery of, or compliance with this Agreement or the other Financing Documents by the Company or any Guarantor; and

                  (c) has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by the provisions of the Amended and Restated Note Agreement.

True, correct and complete copies of each of the agreements, if any, listed on
PART 2.8(b) OF ANNEX 3 have been provided to you.

         2.9      COMPLIANCE WITH LAW.

         Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation to which it is subject, except for such violations that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         2.10     PENSION PLANS.

                  (a) OPERATION OF PLANS; LIABILITIES. The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax pro-visions of the IRC relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, Properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the IRC, other than such liabilities or Liens as individually or in the aggregate would not have a Material Adverse Effect.

                  (b) RELATIONSHIP OF BENEFIT LIABILITIES TO PLAN ASSETS. The present value of the aggregate benefit liabilities under each of the Plans, if any, as is subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities, except as could not reasonably be expected to have a Material Adverse Effect or result in the imposition of any fine, penalty or forfeiture or in any Lien upon any Property of the Company or any Subsidiary or ERISA Affiliate. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in section 3 of ERISA.

                  (c) WITHDRAWAL LIABILITIES. The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multi-employer Plans, other than such liabilities as individually or in the aggregate would not have a Material Adverse Effect.

                  (d) POSTRETIREMENT BENEFIT OBLIGATIONS. The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the IRC) of the Company will not have a Material Adverse Effect.

                  (e) PROHIBITED TRANSACTIONS. The execution and delivery of this Agreement and the other Financing Documents and the issuance and sale of the Purchased Securities hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the IRC. The representation by the Company in the foregoing sentence is made in reliance upon and subject to the accuracy of your representation in Section 3.2 as to the Sources of the funds used to pay the purchase price of the Purchased Securities to be purchased by you.

                  (f) FOREIGN PENSION PLANS. Other than as set forth in PART 2.10(f) OF ANNEX 3, the Company does not have or maintain, and is not required to contribute to, any Foreign Pension Plan.

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         2.11     ENVIRONMENTAL COMPLIANCE.

                  (a) COMPLIANCE - Except as disclosed on PART 2.11(a) OF ANNEX 3, each of the Company and the Subsidiaries is in compliance with all Environmental Protection Laws in effect in each jurisdiction where it is presently doing business or is located, other than any non-compliance which could not reasonably be expected to have a Material Adverse Effect.

                  (b) LIABILITY - Except as disclosed on PART 2.11(b) OF ANNEX 3, neither the Company nor any Subsidiary is subject to any liability under any Environmental Protection Law that, individually or in the aggregate, could be reasonably expected to have a Material Adverse Effect.

                  (c) NOTICES - Except as disclosed on PART 2.11(c) OF ANNEX 3, neither the Company nor any Subsidiary has received any:

                      (i) written notice from any Governmental Authority by which any of its present or previously-owned or leased real Properties has been designated, listed, or identified in any manner by any Governmental Authority charged with administering or enforcing any Environmental Protection Law as a hazardous substance disposal or removal site, "Super Fund" clean-up site, or candidate for removal or closure pursuant to any Environmental Protection Law;

                      (ii) written notice of any Lien arising under or in connection with any Environmental Protection Law that has attached to any revenues of, or to, any of its owned or leased real Properties; or

                      (iii) summons, citation, notice, directive, letter, or
                  other written communication from any Governmental Authority concerning any intentional or unintentional action or omission by the Company or any Subsidiary in connection with its ownership or leasing of any real Property resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping, or otherwise disposing of any hazardous substance into the environment resulting in any material violation of any Environmental Protection Law;

         which, in any such case, relates to or makes reference to an event or condition which could reasonably be expected to have a Material Adverse Effect.

         2.12     DUE AUTHORIZATION; ENFORCEABILITY; DUE ISSUANCE, ETC.

                  (a) SALE OF PURCHASED SECURITIES IS LEGAL AND AUTHORIZED. The issuance, sale and delivery of the Series C Cumulative Preferred Stock and

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         the Series B Warrants by the Company, the execution and delivery by each Obligor of the Financing Documents to which it is a party and compliance by each Obligor with all of the provisions of each Financing Document to which it is a party:

                      (i)  is within the corporate powers of such Obligor; and

                      (ii) is legal and does not conflict with, result in
                  any breach of any of the provisions of, constitute a default under, or result in the creation of any Lien upon any Property of any Obligor under the provisions of:

                           (A) any agreement, charter instrument, bylaw or other
                      instrument to which such Obligor is a party or by which such Obligor is or may be bound;

                           (B) any order, judgment, decree, or ruling of any
                      court, arbitrator or Governmental Authority applicable to such Obligor or any of its Property; or

                           (C) any statute or other rule or regulation of any
                      Governmental Authority applicable to such Obligor or any of its Property.

                  (b) OBLIGATIONS ARE ENFORCEABLE. Each Obligor has duly authorized by all necessary action on its part each of the Financing Documents to which it is a party. Each of the Financing Documents has been executed and delivered by one or more duly authorized officers of each Obligor which is a party thereto. Each Transaction Document constitutes a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, except that:

                      (i) the enforceability thereof may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally and subject to the availability of equitable remedies; and

                      (ii) rights to indemnity and contribution contained
                  therein may be limited by applicable law or public policy.

                  (c) DUE ISSUANCE, ETC. The Certificate of Incorporation has authorized one million shares of preferred stock, par value $1.00 per share, the designations, preferences and relative rights of which may be fixed by resolution of the board of directors of the Company. The Company has duly authorized the creation of the Series C Cumulative Preferred Stock, the filing of the Certificate of Designation with the Secretary of State of the State of

         Texas and the issuance and sale of the shares of Series C Cumulative Preferred Stock, and no approval on the part of the stockholders of the Company is required in connection with such authorization filing, issuance or sale. Upon payment by the Purchaser of the purchase price therefor pursuant to Section 1.2, the shares of Cumulative Preferred Stock issued to the Purchaser will be duly authorized, fully paid and non-assessable and free and clear of any Lien created by the Company. There are no preemptive rights, subscription rights, or other contractual rights similar in nature to preemptive rights with respect to such shares of Cumulative Preferred Stock.

         2.13     GOVERNMENTAL CONSENT TO SALE OF PURCHASED SECURITIES.

                  (a) Neither the nature of any Obligor nor of any of its businesses or Properties, nor any relationship between any Obligor and any other Person, nor any circumstance in connection with the offer, issuance, sale or delivery of the Series C Cumulative Preferred Stock or the Series B Warrants and the execution and delivery of this Agreement or any other Financing Document, nor the performance of the obligations of any Obligor thereunder, is such as to require a consent, approval or authorization of, or pre-filing, registration or qualification with, any Governmental Authority on the part of such Obligor as a condition thereto, except for:

                      (i) to the extent required, registration under the Securities Act of resales of the Common Stock issuable upon exercise of the Warrants as required pursuant to the provisions of the Amended and Restated Warrant Agreement; and

                      (ii) such consents, approvals, authorizations,
                  pre-filings, registrations and qualifications described on
                  PART 2.13(a) OF ANNEX 3, all of which have been obtained on or prior to the Closing Date.

                  (b) Each of the issuance and sale of the Cumulative Preferred Stock and the Series B Warrants, the incurrence of the obligations represented thereby, the execution and delivery of this Agreement and the other Financing Documents by each Obligor which is a party thereto and the performance of the obligations of each Obligor hereunder and thereunder, by such Obligor:

                      (i)  is not subject to regulation under the
                  Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Transportation Acts of the United States of America (49 U.S.C.), as amended, or the Federal Power Act, as amended; and

                      (ii) does not violate any provision of any statute
                  or other rule or regulation of any Governmental Authority applicable to such Obligor.

         2.14     HART-SCOTT-RODINO COMPLIANCE.

         The Series C Cumulative Preferred Stock is not a "voting security," as such term is defined in 16 C.F.R. Section 801.1(f)(1). The Warrants are "convertible voting securities" as such term is defined in 16 C.F.R. Section 801.1(f)(2) which do not entitle the Purchaser to presently vote in respect of the election of directors of the Company. Assuming that Warrants were all exercised on the Closing Date, the Purchaser would not "hold" (as such term is defined in 16 C.F.R. Section 801.1(c)) on the Closing Date either:

                  (a) fifteen percent (15%) or more of the total number of shares of the Common Stock of the Company; or

                  (b) Common Stock having a Fair Market Value of Fifteen Million Dollars ($15,000,000) or more.

         2.15     NO DEFAULTS.

         No event has occurred and no condition exists that, upon the execution and delivery of this Agreement and the other Financing Documents and the issuance and sale of the Purchased Securities, would constitute a Default or an Event of Default.

         2.16     PRIVATE OFFERING OF PURCHASED SECURITIES.

                  (a) NUMBER OF OFFEREES. Neither the Company nor any other Person acting on behalf of the Company has offered any of the Purchased Securities or any Security of the Company similar to either the Series C Cumulative Preferred Stock or the Series B Warrants for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser, other than the number of institutional "accredited investors" (as defined in Regulation D under the Securities Act) (including you) set forth on PART 2.16(a) OF ANNEX 3, each of whom was offered all or a portion of the Purchased Securities at private sale for investment.

                  (b) CONDUCT OF SALE. Neither the Company nor any Person acting on behalf b of the Company in connection with the transactions contemplated by this Agreement or the other Financing Documents (including, without limitation, the offering and sale of the Purchased Securities) has engaged in any conduct or entered into any agreements or understandings so as to subject the transactions contemplated hereby and by the other Financing Documents to the registration provisions of section 5 of the Securities Act, the provisions of the Trust Indenture Act of 1939, as amended, or to the registration, qualification or other similar provisions of any securities or "blue sky" law of any applicable state.

         2.17     USE OF PROCEEDS.

                  (a) USE OF PROCEEDS. The Company shall apply the proceeds from the sale of the Purchased Securities as specified on PART 2.17 OF ANNEX 3.

                  (b) MARGIN REGULATIONS. None of the transactions contemplated in any of the Financing Documents (including, without limitation, the use of the proceeds from the sale of the Purchased Securities) violates, will violate or will result in a violation of section 7 of the Exchange Act, or any regulation issued pursuant thereto, including, without limitation, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

                  (c) ABSENCE OF FOREIGN OR ENEMY STATUS. Neither the sale of the Purchased Securities nor the use of proceeds from the sale thereof will result in a violation of any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), or any ruling issued thereunder or any enabling legislation or Presidential Executive Order in connection therewith.

         2.18     CAPITALIZATION.

                  (a) CAPITALIZATION. PART 2.18(a) OF ANNEX 3 correctly sets forth, after giving effect to the issuance of the Purchased Securities and the consummation of all other transactions contemplated by this Agreement on the Closing Date:

                      (i) the authorized and outstanding shares of the Capital Stock, Rights and other Securities of the Company (specifying the type, class or series of all such Capital Stock and other Securities and whether such Capital Stock and other Securities are voting or non-voting) and, in the case of any Rights, the number of shares of Common Stock into which such Rights are currently exercisable or convertible; and

                      (ii) all obligations (contingent or otherwise) of
                  the Company to repurchase or otherwise acquire or retire any shares of Capital Stock or Rights of the Company.

         All such outstanding shares of Capital Stock have been duly authorized and validly issued and are fully paid, non-assessable and free and clear of any Lien created by the Company. There are no preemptive rights, subscription rights, or other contractual rights similar in nature to preemptive rights with respect to any Capital Stock of the Company.

                  (b) RESERVATION OF COMMON STOCK. The Company has authorized and unissued, and has reserved for issuance, a sufficient number of shares of Common Stock to permit, after giving effect to the transactions contemplated by the Financing Documents, the exercise of all of the Warrants and all other Rights (including, without limitation, the Outstanding Warrants) exercisable or convertible into Common Stock. Each share of Common Stock reserved for issuance upon exercise of the Warrants, when issued, will be fully paid and nonassessable, free and clear of any Lien and not subject to any preemptive rights.

                  (c) STOCKHOLDERS AGREEMENTS. Other than the Amended and Restated Warrant Agreement and as specified on PART 2.18(c) OF ANNEX 3, there is no other agreement or understanding known to the Company between or among any holders of the Capital Stock or Rights of the Company regarding the Capital Stock of the Company. The Company has provided you with true, accurate and complete copies of all agreements referred to in Part 2.18(c) of Annex 3.

         2.19     SOLVENCY.

                  (a) ASSETS GREATER THAN LIABILITIES. The fair value of the business and assets of the Company, of each Subsidiary and of the Company and the Subsidiaries, on a consolidated basis exceeds, as of and after giving effect to the transactions consummated on the Closing Date, the liabilities of such Person or group of Persons (including, without limitation, the Notes, the Amended and Restated Subsidiary Guarantees and all other Debt of such Person or group of Persons) as of such time.

                  (b) MEETING LIABILITIES. After giving effect to the transactions contemplated by the Financing Documents, the Company, each Guarantor and the Company and the Subsidiaries, on a consolidated basis:

                      (i)  will not be engaged in any business or
                  transaction, or about to engage in any business or transaction, for which such Person or group of Persons has unreasonably small assets or capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act and section 548 of the Federal Bankruptcy
                  Code); and

                      (ii) will be able to pay its debts as they mature.

                  (c) INTENT. The Obligors are entering into the Financing Documents with no intent to hinder, delay, or defraud either current creditors or future creditors of any Obligor.

         2.20     FULL DISCLOSURE.

         Neither the statements made in this Agreement, the financial statements referred to in Section 2.1, nor any other written statement furnished by or on behalf of the Company to you in connection with the negotiation or the closing of the sale of the Purchased Securities, taken as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein and herein, taken as a whole, not misleading.

SECTION  3. REPRESENTATIONS OF THE PURCHASERS

         3.1      PURCHASE FOR INVESTMENT.

         You represent to the Company that you are a financially sophisticated institutional investor that is experienced in financial matters and you are purchasing the Purchased Securities listed on Annex 1 below your name for your own account, or for the account of one or more separate accounts maintained by you, for investment and with no present intention of, or view to, distributing such Purchased Securities or any part thereof except in compliance with the Securities Act, but without prejudice to your right at all times to:

                  (a) sell or otherwise dispose of all or any part of the Purchased Securities under a registration statement filed under the Securities Act, or in a transaction exempt from the registration requirements of such Act; and

                  (b) have control over the disposition of all of your assets to the fullest extent required by any applicable law.

         It is understood that, in making the representations set out in
Section 2.12(a) and Section 2.13, the Company is relying, to the extent applicable, upon your representation as aforesaid.

         3.2      ERISA.

         You represent that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Purchased Securities:

                  (a) GENERAL ACCOUNT - you are an insurance company and the Source is an "insurance company general account," as such term is defined in DOL Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995) ("PTCE 95-60"), and there is no employee benefit plan, treating as a single plan all plans maintained by the same employer (and affiliates thereof as defined in section V(a)(1) of PTCE 95-60) or by the same employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds 10% of the total reserves and liabilities of such general account as determined under PTCE 95-60 (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioners Annual Statement filed with your state of domicile; or

                  (b) SEPARATE ACCOUNT - the Source is a separate account:

                      (i) 10% POOLED SEPARATE ACCOUNT - that is an insurance company pooled separate account, within the meaning of DOL Prohibited Transaction Class Exemption 90-1 (issued January 29, 1990) ("PTCE 90-1") and with respect to which the requirements of PTCE 90-1 are otherwise met, and to the extent that there are any plans whose assets in such separate account exceed ten percent (10%) of the assets of such separate account, you have disclosed the names of such plans to the Company in writing; or

                      (ii) IDENTIFIED PLAN ASSETS - that is comprised of employee benefit plans identified by you in writing and with respect to which the Company hereby warrants and represents that, as of the Closing Date, neither the Company nor any ERISA Affiliate is a "party in interest" (as defined in section 3 of ERISA) or a "disqualified person" (as defined in section 4975 of the Code) with respect to any plan so identified; or

                      (iii) GUARANTIED SEPARATE ACCOUNT - that is
                  maintained solely in connection with fixed contractual obligations of an insurance company, under which any amounts payable, or credited, to any employee benefit plan having an interest in such account and to any participant or beneficiary of such plan (including an annuitant) are not affected in any manner by the investment performance of the separate account (as provided by 29 CFR Section 2510.3-101(h)(1)(iii)); or

                  (c) QPAM - the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed twenty percent (20%) of the total client assets man-aged by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a five percent (5%) or more interest in the Company and:

                      (i)  the identity of such QPAM; and

                      (ii) the names of all employee benefit plans whose
                  assets are included in such in-vestment fund

         have been disclosed to the Company in writing; or

                  (d) EXEMPT PLANS - the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA and IRC Section 4975.

As used in this Section 3.2, the terms "EMPLOYEE BENEFIT PLAN" and "SEPARATE ACCOUNT" shall have the respective meanings as-signed to such terms in Section 3 of ERISA.

         It is understood that, in making the representations set out in
Section 2.12(a), Section 2.13 and Section 2.10(e), the Company is relying, to the extent applicable, upon your representation as aforesaid.

SECTION  4. CLOSING CONDITIONS

         Your obligations under this Agreement, including, without limitation, the obligation to purchase and pay for the Purchased Securities, are subject to the following conditions precedent, and the failure by the Company to satisfy all such conditions shall relieve you, at your election, of all such obligations.

         4.1      OPINIONS OF COUNSEL.

         You shall have received from

                  (a) Hughes & Luce, L.L.P., special counsel for the Company;
         and

                  (b) Bingham Dana LLP, your special counsel;

closing opinions, each dated as of the Closing Date, and substantially in the respective forms set forth in Exhibit 4.1(a) and Exhibit 4.1(b). This Section
4.1 shall constitute direction by the Company to such counsel named in Section 4.1(a) to deliver such closing opinion to you.

         4.2      WARRANTIES AND REPRESENTATIONS TRUE; COMPLIANCE.

                  (a) WARRANTIES AND REPRESENTATIONS TRUE. The warranties and representations contained in Section 2 shall be true on the Closing Date with the same effect as though made on and as of that date.

                  (b) COMPLIANCE WITH THIS AGREEMENT AND FINANCING DOCUMENTS. The Company shall have performed and complied with all agreements and conditions contained herein and in the other Financing Documents that are required to be performed or complied with by the Company on or prior to the Closing Date, and such performance and compliance shall remain in effect on the Closing Date.

         4.3      OFFICERS' CERTIFICATES.

         You shall have received:

                  (a) OFFICERS' CERTIFICATE - a certificate dated the Closing Date and signed (on behalf of the Company) by two (2) Senior Officers of the Company, substantially in the form of Exhibit 4.3(a); and

                  (b) SECRETARY'S CERTIFICATE - COMPANY - a certificate dated the Closing Date and signed on behalf of the Company by the Secretary or an Assistant Secretary of the Company, substantially in the form of
         Exhibit 4.3(b).

                  (c) SECRETARY'S CERTIFICATE - GUARANTORS - a certificate dated the Closing Date and signed on behalf of each Guarantor by the Secretary or an Assistant Secretary of the Company, substantially in the form of Exhibit 4.3(c).

         4.4      ORGANIC DOCUMENTS.

         You shall have received:

                  (a) COMPANY GOOD STANDING CERTIFICATE - a long-form certificate of good standing or equivalent certificate or certificates of the Secretary of State of the State of Texas, certifying the due incorporation, good standing and satisfactory tax status of the Company and listing all charter documents with respect to the Company on file with the Secretary of State of the State of Texas (including, without limitation, the Certificate of Designation); and

                  (b) COMPANY CHARTER - copies of all charter documents on file with the Secretary of State of the State of Texas with respect to the Company, certified by the Secretary of State of the State of Texas to be true, correct and complete.

                  (c) GOOD STANDING CERTIFICATES - GUARANTORS - for each Guarantor, a certificate of good standing certificate or certificates of the Secretary of State or similar authority of its state or other jurisdiction of incorporation, certifying the due incorporation, good standing and satisfactory tax status of such Guarantor and listing all charter documents with respect to such Guarantor on file with such Secretary of State (including, without limitation, the Certificate of Designation); and

                  (d) CHARTERS - GUARANTORS - for each Guarantor, all charter documents or equivalents on file with the Secretary of State or similar authority of its state or other jurisdiction of incorporation, certified by such Secretary of State or equivalent or by an authorized officer of such Guarantor to be true, correct and complete.

         4.5      LEGALITY.

         The Series C Cumulative Preferred Stock and the Series B Warrants shall on the Closing Date qualify as a legal investment for you under applicable insurance law, and the acquisition thereof shall not subject you to any penalty or other onerous condition pursuant to any such law or regulation, and you shall have received such evidence as you may reasonably request to establish compliance with this condition.

         4.6      FINANCING DOCUMENTS.

                  (a) AMENDED AND RESTATED NOTE AGREEMENT; AMENDED AND RESTATED NOTES. The Company shall have executed and delivered to each Purchaser an Amended and Restated Note Agreement substantially in the form of
         Exhibit 4.6(a) (as amended from time to time, the "AMENDED AND RESTATED NOTE AGREEMENT"). The Company shall have issued to each such Purchaser amended and restated notes substantially in the form attached to the Amended and Restated Note Agreement (as amended from time to time, the "NOTES") in exchange for the Existing Notes held by each of them, in the respective principal amounts of such Existing Notes.

                  (b) AMENDED AND RESTATED WARRANT AGREEMENT; SERIES B WARRANTS. The Company shall have executed and delivered to each Purchaser the Amended and Restated Warrant Agreement. The Company shall have issued to each such Purchaser Series B Warrants in the respective amounts set forth below such Purchaser's name on Annex 1.

                  (c) CERTIFICATE OF DESIGNATION. The Company shall have approved and adopted the Certificate of Designation and the Certificate of Designation shall have been filed and accepted for filing with the Texas Secretary of State.

                  (d) CUMULATIVE PREFERRED STOCK. The Company shall have executed and delivered to each Purchaser the certificates representing the shares of Cumulative Preferred Stock set forth below such Purchaser's name on Annex 1.

                  (e) AMENDMENT AND RESTATEMENT OF SUBSIDIARY GUARANTY. Each Guarantor (whether or not such Guarantor was a Subsidiary Guarantor on or prior to the date hereof) shall have executed and delivered to you an Amended and Restated Subsidiary Guarantee substantially in the form of Exhibit 4.6(e) (as amended from time to time, the "AMENDED AND RESTATED SUBSIDIARY GUARANTEE").

         4.7      RESERVATION OF SHARES.

         The shares of Common Stock issuable upon exercise of each Series B Warrant shall have been duly authorized and reserved for issuance.

         4.8      CERTAIN CONSENTS.

                  (a) SENIOR AGENT. The Senior Agent shall have executed and delivered to you a consent, in form and substance acceptable to you, to the transactions contemplated hereby and by the Financing Documents, permitting the Company to incur and have outstanding the indebtedness and all other obligations in respect of the Amended and Restated Note Agreement, the Amended and Restated Warrant Agreement, the Notes, the Series A Warrants, the Series B Warrants, the Cumulative Preferred Stock, the issuance and sale of the Series B Warrants and the issuance of Common Stock to the holders of the Warrants upon exercise of the Warrants, permitting each Guarantor to incur and have outstanding the indebtedness and all other obligations in respect of the Amended and Restated Subsidiary Guarantee, and waiving any default or event of default which might have occurred by virtue of the execution and delivery of this Agreement and the other documents and instruments contemplated hereby.

                  (b) OTHER EQUITY HOLDERS. No consent of the holder of the Outstanding Warrant or of any other class of Capital Stock or Rights shall be required to enter into the transactions contemplated hereby and by the other Financing Documents or having any anti-dilution, preemptive right, redemption right or similar right in respect of any of the transactions contemplated hereby or by the other Financing Documents (other than the consent of the holders of the Series A Warrants, which consent shall have been obtained).

         4.9      PRIVATE PLACEMENT NUMBERS.

         The Company shall have obtained or caused to be obtained private placement numbers for the certificates evidencing the Cumulative Preferred Stock and the Series B Warrants from the CUSIP Service Bureau of Standard & Poor's, a division of McGraw-Hill, Inc. and you shall have been informed of such private placement numbers. The Company shall have informed the Purchasers in writing of the CUSIP number for the Common Stock issuable upon exercise of the Series B Warrants.

         4.10     FEES AND EXPENSES.

         All fees and disbursements required to be paid pursuant to Section 6.6 shall have been paid in full.

         4.11     OTHER PURCHASERS.

         None of the Other Purchasers shall have failed to execute and deliver a Securities Purchase Agreement, the Amended and Restated Note Agreement, the Amended and Restated Warrant Agreement or any other Financing Document to be executed and delivered by it, or to accept delivery of or make payment for the Purchased Securities.

         4.12     PROCEEDINGS SATISFACTORY.

         All proceedings taken in connection with the issuance and sale of the Purchased Securities and all documents and papers relating thereto shall be reasonably satisfactory to you and your special counsel. You and your special counsel shall have received copies of such documents and papers as you or they may reasonably request in connection therewith or in connection with your special counsel's closing opinion, all in form and substance reasonably satisfactory to you and your special counsel.

SECTION  5. INTERPRETATION OF THIS AGREEMENT

         5.1      TERMS DEFINED.

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         1999 FORM 10-K - means the Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Fiscal Year Ended December 31, 1999, filed by the Company as registrant, with the Securities and Exchange Commission.

         AGREEMENT, THIS - means this Securities Purchase Agreement, as it may be amended, restated or otherwise modified from time to time.

         AMENDED AND RESTATED NOTE AGREEMENT - Section 4.6(a).

         AMENDED AND RESTATED WARRANT AGREEMENT - Section 1.1(b).

         CERTIFICATE OF DESIGNATION - Section 1.1(a).

         CERTIFICATE OF INCORPORATION - means the Amended and Restated Certificate of Incorporation of the Company, as amended through the date hereof.

         CLOSING - Section 1.2(b).

         CLOSING DATE - Section 1.2(b).

         COMPANY - has the meaning specified in the introductory sentence.

         ENVIRONMENTAL PROTECTION LAW - means any law, statute or regulation enacted by any Governmental Authority in connection with or relating to the protection or regulation of the environment, including, without limitation, those laws, statutes and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing or transporting of Hazardous Materials and any applicable orders, decrees or judgments issued by any court of competent jurisdiction in connection with any of the foregoing.

         EQUITY DOCUMENTS - means the Series C Cumulative Preferred Stock, the certificates representing the shares of Cumulative Preferred Stock, the Certificate of Incorporation and the Certificate of Designation.

         EXISTING NOTES - means the notes issued and outstanding under the Amended and Restated Note Agreement immediately prior to the effectiveness thereof.

         FINANCING DOCUMENTS - means and includes the Transaction Documents and the Equity Documents.

         GOVERNMENTAL AUTHORITY - means:

                  (a) the government of:

                      (i) the United States of America and any state or other political subdivision thereof; or

                      (ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or that asserts any jurisdiction over the conduct of the affairs of, or the Property of, the Company or any such Subsidiary; and

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         HAZARDOUS MATERIAL - means all or any of the following:

                  (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Protection Laws as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, "TLCP toxicity" or "EP toxicity";

                  (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources;

                  (c) any flammable substances or explosives or any radioactive materials;

                  (d) asbestos or urea formaldehyde in any form; and

                  (e) dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

         NOTES - Section 4.6(a).

         OBLIGORS - means and includes the Company and each Guarantor.

         OTHER PURCHASERS - Section 1.2(c).

         OUTSTANDING WARRANT - means that certain warrant to purchase five thousand (5,000) shares of the Common Stock issued to Henri Morris & Associates.

         PROJECTIONS - Section 2.1(f).

         PTCE 95-60 - Section 3.2(a).

         PURCHASED SECURITIES - means the Cumulative Preferred Stock and the Series B Warrants to be purchased by the Purchasers pursuant to Section 1.2 of this Agreement.

         PURCHASERS - means you and the Other Purchasers.

         QPAM EXEMPTION - means Prohibited Transaction Class Exemption 84-14 issued by the DOL.

         RULE 144A - means Rule 144A promulgated under the Securities Act, 17 C.F.R. Section 230.144A, as such rule may be amended from time to time.

         SECURITIES PURCHASE AGREEMENT - Section 1.2(d).

         SERIES A WARRANTS - has the meaning ascribed to it in the Amended and Restated Warrant Agreement.

         SERIES B WARRANT CERTIFICATES - Section 1.1(b).

         SERIES B WARRANTS - Section 1.1(b).

         SERIES C CUMULATIVE PREFERRED STOCK - Section 1.1(c).

         SOURCE - Section 3.2.

         STATED VALUE - means, with respect to each share of Series C Cumulative Preferred Stock, $100 per share.

         TRANSACTION DOCUMENTS - means and includes this Agreement, the identical Securities Purchase Agreements executed by the Other Purchasers, the Amended and Restated Note Agreement, the Notes, the Amended and Restated

Warrant Agreement, the Series A Warrants, the certificates representing the Series A Warrants, the Series B Warrants, the Series B Warrant Certificates, the Amended and Restated Guarantee and the other agreements, certificates and instruments to be executed pursuant to the terms of each of the foregoing, as each may be amended, restated or otherwise modified from time to time.

         WARRANTS - means, collectively, the Series A Warrants and the Series B Warrants.

         5.2      OTHER DEFINITIONS.

         The following terms shall have the respective meanings ascribed to such terms in the Note Agreement:

Affiliate
Applicable Interest Law
Bank of America
Business Day
Capital Stock
Common Stock
Debt
Default
DOL
ERISA
ERISA Affiliate
Event of Default
Exchange Act
Fair Market Value
Foreign Pension Plan
GAAP
Investments
IRC
Lien
Material Adverse Effect
Maximum Legal Rate of Interest
Multiemployer Plan
Offering Memorandum
Person
Plan
Property
Restricted Investment
Rights
Securities Act
Security

Senior Agent
Senior Credit Agreement
Senior Officer
Subsidiary
Subsidiary Guarantee
Subsidiary Guarantor
Voting Stock

         5.3      SECTION HEADINGS AND TABLE OF CONTENTS AND CONSTRUCTION.

                  (a) SECTION HEADINGS AND TABLE OF CONTENTS, ETC. The titles of the Sections of this Agreement and the Table of Contents of this Agreement appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes and Exhibits are, unless otherwise specified, references to Annexes and Exhibits attached to this Agreement.

                  (b) CONSTRUCTION. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

         5.4      GOVERNING LAW.

         THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION  6. MISCELLANEOUS

         6.1      COMMUNICATIONS.

                  (a) METHOD; ADDRESS. All communications hereunder shall be in writing and shall be delivered either by nationwide overnight courier or by facsimile transmission (confirmed by delivery by nationwide overnight courier sent on the day of the sending of such facsimile transmission). Communications to the Company shall be addressed as set forth on Annex 2, or at such other address of which the Company shall have notified each Purchaser. Communications to the Purchasers shall be addressed as set forth on Annex.

                  (b) WHEN GIVEN. Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective.

                  (c) SERVICE OF PROCESS. Notwithstanding the foregoing provisions of this Section 6.1, service of process in any suit, action or proceeding arising out of or relating to this Agreement or any document, agreement or transaction contemplated hereby shall be delivered in the manner provided in Section 6.7(c).

         6.2      REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating hereto, including, without limitation, consents, waivers and modifications that may hereafter be executed, documents received by you at the closing of your purchase of the Purchased Securities (except the Purchased Securities themselves), and financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by the Company or any Purchaser by any photographic, photostatic, microfilm, micro-card, miniature photographic, digital or other similar process and each Purchaser may destroy any original document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Company or such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. Nothing in this Section
6.2 shall prohibit the Company or any Purchaser from contesting the accuracy or validity of any such reproduction.

         6.3      SURVIVAL.

         All warranties, representations, certifications and covenants made by the Company herein or in any certificate or other instrument delivered by the Company on behalf of the Company hereunder shall be considered to have been relied upon by you and shall survive the delivery to you of the Purchased Securities regardless of any investigation made by you or on your behalf. All statements in any certificate or other instrument delivered by or on behalf of the Company pursuant to the terms hereof shall constitute warranties and representations by the Company hereunder.

         6.4      SUCCESSORS AND ASSIGNS.

         This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of the Purchasers and their successors and assigns, and shall be enforceable by any such Purchaser, successor or assignee whether or not an express assignment of rights hereunder shall have been made by you or your successor or assign. Anything contained in this Section 7.4 notwithstanding, the Company may not assign any of its respective rights, duties or obligations hereunder or under any of the other Financing Documents without the prior written consent of all Purchasers.

         6.5      AMENDMENT AND WAIVER.

         This Agreement may be amended, and the observance of any term hereof may be waived, with (and only with) the written consent of the Company and you.

         6.6      EXPENSES.

         Whether or not the Series C Cumulative Preferred Stock and the Series B Warrants are sold, the Company shall pay, at the Closing (if the Series C Cumulative Preferred Stock and the Series B Warrants are sold, and otherwise upon receipt of any statement or invoice therefor), all reasonable out-of-pocket fees, expenses and costs attributable to legal and accounting services incurred by you relating hereto, including, without limitation, the statement presented at the Closing by your special counsel for reasonable fees and disbursements incurred in connection herewith, each additional statement for reasonable fees and disbursements (promptly upon receipt thereof) of your special counsel rendered after the Closing in connection with the issuance of the Series C Cumulative Preferred Stock and the Series B Warrants and all expenses incurred by you or on your behalf or the Company's behalf in complying with each of the conditions to the Closing set forth in Section 4.

         6.7      WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; ETC.

                  (a) WAIVER OF JURY TRIAL. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

                  (b) CONSENT TO JURISDICTION. ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS

         AGREEMENT, OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK CITY, NEW YORK, OR ANY NEW YORK STATE COURT LOCATED IN NEW YORK CITY, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NONEXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL AT THE ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

                  (d) OTHER FORUMS. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PURCHASER TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER THE COMPANY IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

         6.8      INDEMNIFICATION OF EACH PURCHASER.

         From and at all times after the date of this Agreement, and in addition to all of your other rights and remedies against the Company, the Company agrees to indemnify and hold harmless you and each of your directors, officers, employees, agents, investment advisors and affiliates against any and all claims (whether valid or not), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees, costs and expenses), incurred by or asserted against you or any such director, officer, employee, agent, investment advisor or affiliate, from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any suit, action or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or enforcement of this Agreement or the other Financing Documents or any transactions contemplated herein or therein, or any of the transactions contemplated hereunder, whether or not such you or any such director, officer, employee, agent, investment advisor or affiliate is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no indemnified party shall have the right to be indemnified hereunder for any liability resulting from the willful misconduct or gross negligence of such indemnified party or breach by such indemnified party of its own obligations under this Agreement. All of your foregoing losses, damages, costs and expenses shall be payable as and when incurred upon the demand of the indemnified party. The obligations of the Company and your rights under this Section 6.8 shall survive the termination of this Agreement.

         6.9      ENTIRE AGREEMENT.

         This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

         6.10     EXECUTION IN COUNTERPART.

         This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

     [Remainder of page intentionally blank. Next page is signature page.]

         If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding among us in accordance with its terms.

                                    Very truly yours,

                                    FRESH AMERICA CORP.



                                    By:
                                         --------------------------------------
                                         Name:  John H. Gray
                                         Title: Executive Vice President









               [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                    ANNEX 1
                          INFORMATION AS TO PURCHASERS


======================================== ===================================================
PURCHASER NAME                           JOHN HANCOCK LIFE INSURANCE COMPANY
---------------------------------------- ---------------------------------------------------
Name in which shares of Series C         JOHN HANCOCK LIFE INSURANCE COMPANY
Cumulative Preferred Stock and
Series B Warrants are Registered
---------------------------------------- ---------------------------------------------------
Certificate Numbers for Series C
Cumulative Preferred Stock

Series B Warrant Certificates
Registration Numbers; Number of
Warrants
---------------------------------------- ---------------------------------------------------
Address for Notices                      John Hancock Life Insurance Company
                                         200 Clarendon Street
                                         Boston, MA 02117
                                         Attn:    Bond and Corporate Finance Group, T-57
---------------------------------------- ---------------------------------------------------
Other Instructions                       Signature Page Format:

                                         JOHN HANCOCK LIFE INSURANCE COMPANY

                                         By
                                             ----------------------------------
                                                  Name:
                                                  Title:
---------------------------------------- ---------------------------------------------------
Instructions re: Delivery of Note and    Law Department of Purchaser
Warrant Certificate
---------------------------------------- ---------------------------------------------------
Tax Identification Number                04-1414660
======================================== ===================================================

                                    ANNEX 2
                        PAYMENT INSTRUCTIONS AT CLOSING;
                         ADDRESS OF COMPANY FOR NOTICES


Payment Instructions for Wire of Purchase Price for Purchased Securities:

         Name of Bank:        Bank of America N.A.
         Address:             Bank of America N.A.
                              Global Client Services
                              333 S. Beaudry Ave.
                              Los Angeles, California 90017
         Contact Name:        Joyce Emery
         Phone No.:           1 800 847 6314 x 56534
         ABA (routing) no.:   121 000 358
         Account No.:         1233170473
         Account Name:        Fresh America Corp.


Address of Company for Notices:

         Fresh America Corp.
         6600 LBJ Freeway, Suite 180
         Dallas, Texas 75240
         Attention:   John H. Gray
                      Executive Vice President and Chief Financial Officer
                      Telephone:  (972) 774-0575
                      Facsimile:  (972) 774-0515

                                    ANNEX 3
                           INFORMATION AS TO COMPANY